UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2016 (September 20, 2016)

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND

EQUINOX FRONTIER MASTERS FUND

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER HERITAGE FUND

EQUINOX FRONTIER SELECT FUND

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

Commencing on September 20, 2016, each of Equinox Frontier Diversified Fund, Equinox Frontier Long/Short Commodity Fund, Equinox Frontier Masters Fund, Equinox Frontier Balanced Fund, Equinox Frontier Heritage Fund, Equinox Frontier Select Fund and Equinox Frontier Winton Fund (each a “Fund” and collectively, the “Funds”) obtained exposure to the Quest Fixed Income Tracker Index Program (“QFIT”) of Quest Partners, LLC, which no longer advises Frontier Trading Company XXXVIII, LLC (“Trading Company XXXVIII”). Each Fund will have exposure to QFIT through Trading Company XXXVIII’s investment in the Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC (“Quest FIT Feeder Fund”) which is advised by Quest Partners, LLC. The Quest FIT Feeder Fund is a commodity pool available to the Funds and other investors through the GalaxyPlus Managed Account Platform, which is an unaffiliated, third-party managed account platform sponsored and operated by Gemini Alternative Funds, LLC.

Please note that QFIT is not an investment program, but a cash management overlay. The use of QFIT is not expected to materially alter the investment objective of any Fund, nor does the QFIT overlay alter the basic allocation to the commodity trading advisor trading programs that each Fund has historically utilized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:

/s/ Robert J. Enck

Robert J. Enck

President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: September 22, 2016	By:	/s/ Robert J. Enck Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

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